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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 2005


                           FREMONT GENERAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


          1-8007                                         95-2815260
(Commission File Number)                    (I.R.S. Employer Identification No.)


                        2425 OLYMPIC BOULEVARD, 3RD FLOOR
                             SANTA MONICA, CA 90404
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 315-5500
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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


ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On March 24, 2005, the Board of Directors of Fremont General Corporation ("Fremont" or the "Company") approved the following actions of the Compensation Committee of the Board of Directors (the "Committee") with regard to the compensation of the executive officers of the Company:

     2005 ANNUAL INCENTIVE COMPENSATION: On March 24, 2005, the Committee established pretax earnings targets for 2005 bonuses payable in 2006, upon achievement of the targets, to executive officers of the Company under the Company's Executive Officer Annual Bonus Plan (the "Plan"). The Plan was approved by the Company's stockholders on May 20, 2004 and filed as Exhibit A to Fremont's 2004 Definitive Proxy Statement filed April 14, 2004 (the "2004 Proxy Statement"), and is incorporated herein by this reference.

     The Plan's current performance period runs from January 1 through December 31, 2005 (the "2005 Plan") and relates to all executive officers. The Committee approved minimum, target and maximum bonus award levels, as a percent of salary, for the executive officers under the 2005 Plan based upon achievement of 80% to 120% of the pre-established pretax earnings targets for 2005. Salary levels at year end are used to calculate bonuses. Executive officer, James A. McIntyre, Chairman of the Board, elected not to participate in the 2005 Plan. The following table sets forth information regarding the award levels for the cash component of the bonuses under the 2005 Plan for the executive officers named in the Summary Compensation Table included in the 2004 Proxy Statement (the "Named Executive Officers"):





                                                                             CASH INCENTIVE AWARD AS
                                                                           A PERCENTAGE OF BASE SALARY
                                                                         ------------------------------
                                                      CURRENT
       NAMED EXECUTIVE OFFICER                      BASE SALARY          MINIMUM     TARGET     MAXIMUM
---------------------------------------             -----------          -------     ------     -------

Louis J. Rampino                                    $   800,000               25         50         150
  President and Chief Executive Officer
Wayne R. Bailey                                         700,000               25         50         150
  Executive Vice President and
  Chief Operating Officer
Raymond G. Meyers                                       325,000               20         40         120
  Senior Vice President and
  Chief Administrative Officer
Alan W. Faigin                                          300,000               20         40         120
  Secretary, General Counsel and
  Chief Legal Officer
Murray L. Zoota                                         475,000               25         50         150
  President and Chief Executive Officer
  Fremont Investment & Loan




     At the end of the one-year performance period, the Committee will determine whether, and the extent to which, the 2005 pretax earnings target has been achieved, and if achieved, will authorize payouts to the executive officers under the 2005 Plan. The bonuses will be paid in cash at 100% of the earned cash bonus amount plus an award of shares of restricted common stock equal to 100% of the earned cash bonus amount. The number of shares of restricted stock will be determined by dividing 100% of the cash bonus earned under the 2005 Plan by the fair market value of Fremont's common stock. The grant of restricted stock will be made pursuant to the terms of Fremont's 1997 Stock Plan and the terms of a Restricted Stock Agreement, a copy of which was previously filed as Exhibit
10.10 to Fremont's Quarterly Report on Form 10-Q for the period ended June 30, 1997 (the "1997 Stock Plan"), and is incorporated herein by reference. The term of the restricted stock award will be set by the Committee on the date bonus payouts are authorized, but generally restrictions are released in one-third increments beginning on January 1st of the year following the award date. Shares of restricted stock awarded under the 1997 Stock Plan include dividend rights.

     2005 LONG TERM INCENTIVE COMPENSATION: On March 24, 2005, the Committee established the cumulative pretax earnings target under the Company's Executive Officer Long Term Incentive Compensation Plan (the "Long Term Plan") for bonuses payable in 2008, upon achievement of the target, to executive officers of the Company. The Long Term Plan was approved by the Company's stockholders on May 20, 2004 and filed as Exhibit B to the 2004 Proxy Statement, and is incorporated herein by this reference.

     The current performance period under the Long Term Plan is the three-year period January 1, 2005 through December 31, 2007 (the "2005 Long Term Plan"). Bonus opportunities under the Long Term Plan are dependent upon the Company achieving a predetermined cumulative pretax earnings target during the three-year period as a function of an executive's base salary for the period. An average of the executive's salary at year end for each of the three years is used in the bonus calculation. The Committee approved minimum, target and maximum cash bonus award levels under the 2005 Long Term Plan based upon achievement of 80% to 120% of the pre-established three-year cumulative pretax earnings target. Mr. McIntyre elected not to participate in the 2005 Long Term Plan. The following table sets forth information regarding the award levels for the cash component of the bonuses under the 2005 Long Term Plan for the Named Executive Officers:



                                                                             CASH INCENTIVE AWARD AS
                                                                           A PERCENTAGE OF BASE SALARY
                                                                         ------------------------------
                                                      CURRENT
       NAMED EXECUTIVE OFFICER                      BASE SALARY          MINIMUM     TARGET     MAXIMUM
---------------------------------------             -----------          -------     ------     -------

Louis J. Rampino ................................   $   800,000               60        100         150
  President and Chief Executive Officer
Wayne R. Bailey .................................       700,000               60        100         150
  Executive Vice President and
  Chief Operating Officer
Raymond G. Meyers ...............................       325,000               60        100         150
  Senior Vice President and
  Chief Administrative Officer
Alan W. Faigin ..................................       300,000               60        100         150
  Secretary, General Counsel and
  Chief Legal Officer
Murray L. Zoota .................................       475,000               60        100         150
  President and Chief Executive Officer
  Fremont Investment & Loan



     At the conclusion of the three-year performance period, the Committee will determine whether, and the extent to which the cumulative three-year pretax earnings target has been achieved, and if achieved, will authorize payout of bonuses to the executive officers under the 2005 Long Term Plan. The bonuses will be paid in cash equal to 100% of the earned cash bonus amount and may also include an award of shares of restricted common stock of up to 100% of the earned cash bonus. The number of shares of restricted stock received will be determined by dividing up to 100% of the cash bonus earned under the 2005 Long Term Plan by the fair market value of Fremont's common stock. The grant of restricted stock will be made under the 1997 Stock Plan or a successor plan. The term of the restricted stock award will be set by the Committee on the date bonus payouts are authorized, but generally the restrictions will be released in one-third increments beginning on January 1st of the year following the award date.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FREMONT GENERAL CORPORATION


Date:  March 30, 2005                 BY: /s/  Patrick E. Lamb
                                         --------------------------------
                                         Patrick E. Lamb
                                         Senior Vice President, Chief Financial
                                         Officer, Chief Accounting Officer and
                                         Treasurer
                                         (Principal Accounting Officer)


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